Tompkins Financial Corporation 8-K

Exhibit 99.1

For more information contact: Stephen S. Romaine, President & CEO Francis M. Fetsko, Executive VP, CFO & COO Tompkins Financial Corporation (888)503-5753

For Immediate Release

Friday, October 24, 2014

Tompkins Financial Corporation Reports Third Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT:TMP)

Tompkins Financial Corporation reported diluted earnings per share of $0.92 for the third quarter of 2014, a 3.2% decrease from the $0.95 reported for September 30, 2013. The decline from the prior period is the result of non-recurring income that benefited prior period results. Adjusting for non-recurring income and expenses, diluted earnings per share for the third quarter of 2014, would reflect a 3.4% increase over the adjusted diluted earnings per share of $0.89 reported for the third quarter of 2013. Refer to the non-GAAP disclosure tables included in this press release for additional information on non-recurring adjustments to earnings per share.

President and CEO, Stephen S. Romaine said “Our core earnings performance, after adjusting for non-recurring items, reflects the best quarter in our history. Growth in several key business areas contributed to this success, as we saw growth in loan and deposit balances, while fee based income improved for both the quarter and year-to-date periods.”

For the year-to-date period ended September 30, 2014, diluted earnings per share were $2.64, up 5.6% over the $2.50 per share reported for the same period last year. Prior period year-to-date results were also impacted by non-recurring items as disclosed in the non-GAAP disclosure tables included in this press release. After adjusting for non-recurring income and expenses, year-to-date diluted earnings per share for 2014, reflect a 7.8% increase over the adjusted diluted earnings per share of $2.45 for the nine months ended September 30, 2013.

Selected highlights FOR third QUARTER:

▪	Credit quality remains strong and continued to improve. Nonperforming assets at September 30, 2014, are down 4.3% from the most recent prior quarter, and have declined 35.2% from the same period last year.

▪	Loans are up 4.4% over the last 12 months and are up 0.9% over the most recent quarter

▪	Noninterest bearing deposits were up 14.6% over the last 12 months and are up 7.5% during the most recent quarter.

▪	Provision for loan losses was a credit of $59,000 for the third quarter of 2014, as asset quality continued to improve and recoveries of previously charged off loans exceeded net losses.

▪	Fee based income from insurance, investment services, deposit service charges and card services were up a combined 5.1% over the last 12 months and most recent quarter.

▪	Tangible book value per share has increased for the fifth consecutive quarter, and is up 13.5% from the third quarter of 2013. Refer to Non-GAAP disclosure for additional details on tangible book value per share.

NET INTEREST INCOME

Net interest income was $41.6 million for the third quarter of 2014, an increase of 2.6% and 2.7%, respectively over June 30, 2014 and September 30, 2013. Year-to-date net interest income of $122.1 million was up 3.1% compared to net interest income of $118.5 million reported for the same period in 2013, mainly a result of loan growth and lower interest expense on interest bearing deposits. The net interest margin for the third quarter of 2014 was 3.58%, compared to 3.63% for the same period in 2013.

NONINTEREST INCOME

Noninterest income was $17.6 million for the third quarter of 2014, down 5.3% compared to September 30, 2013. Year-to-date noninterest income of $52.7 million was in line with same period last year. Both the three and nine month periods in 2013 included pre-tax gains on the redemption of trust preferred securities of $1.4 million.

Noninterest income represented 29.7% of total revenue for the third quarter of 2014, compared to 31.4% for the same period in 2013. Insurance revenues, deposit fees and card service fees were all up compared to September 30, 2013, while fees related to investment services were down 1.6% compared to the same period prior year.

NONINTEREST EXPENSE

Noninterest expense was $38.5 million for the third quarter of 2014, up 2.6% compared to the third quarter of 2013. For the year-to-date period, noninterest expense was up 2.5% from the same period in 2013. The increase in noninterest expense compared to the same period prior year is mainly due to increased salaries and higher amortization of the FDIC indemnification asset as a result of better than expected performance on FDIC covered loans.

ASSET QUALITY

Asset quality trends show continued improvement in the third quarter of 2014. Substandard and Special Mention loans were $85.4 million at September 30, 2014, down from $99.1 million at the most recent prior quarter end and $146.4 million at the same quarter end last year. The percentage of nonperforming loans and leases to total loans and leases improved to 0.78% at September 30, 2014, compared to 1.38% reported at September 30, 2013. The percentage of nonperforming assets to total assets improved to 0.63%, which is the lowest this percentage has been over the past 22 quarters, and remains well below the most recent peer average of 1.47% reported by the Federal Reserve (1).

Provision for loan and lease losses was a credit of $59,000 for the third quarter of 2014, down from $2.0 million reported in the third quarter of 2013. Net loan and lease recoveries totaled $328,000 in the third quarter of 2014, compared to net loan and lease charge offs of $1.1 million reported in the third quarter of 2013.

The Company's allowance for originated loan and lease losses totaled $27.2 million at September 30, 2014, which represented 1.02% of total originated loans, compared to $25.7 million or 1.06% at September 30, 2013 and $26.8 million or 1.02% at June 30, 2014. The increase in the allowance when compared to the same period last year was mainly a result of loan growth and was partially offset by improved asset quality. The allowance for loan and lease losses covered 108.9% of nonperforming loans and leases as of September 30, 2014, up from 61.2% at September 30, 2013 and 103.1% at the most recent prior quarter.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets improved for the seventh consecutive quarter, to 8.85% at September 30, 2014, and the ratio of total capital to risk-weighted assets was 13.92%, up from 13.32% at September 30, 2013.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	09/30/2014	12/31/2013

Cash and noninterest bearing balances due from banks	$84,129	$82,163
Interest bearing balances due from banks	988	721
Cash and Cash Equivalents	85,117	82,884

Trading securities, at fair value	9,473	10,991
Available-for-sale securities, at fair value (amortized cost of $1,375,637at September 30,
2014 and $1,368,736 at December 31, 2013)	1,374,756	1,354,811
Held-to-maturity securities, at amortized cost (fair value of $48,017 at September 30, 2014
and $19,625 at December 31, 2013)	47,608	18,980
Originated loans and leases, net of unearned income and deferred costs and fees	2,674,971	2,527,244
Acquired loans and leases, covered	20,910	25,868
Acquired loans and leases, non-covered	561,588	641,172
Less: Allowance for loan and lease losses	27,786	27,970
Net Loans and Leases	3,229,683	3,166,314

FDIC indemnification asset	2,298	4,790
Federal Home Loan Bank stock	14,838	25,041
Bank premises and equipment, net	59,550	55,932
Corporate owned life insurance	73,269	69,335
Goodwill	92,243	92,140
Other intangible assets, net	15,206	16,298
Accrued interest and other assets	86,878	105,523
Total Assets	$5,090,919	$5,003,039

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,310,629	2,190,616
Time	930,796	865,702
Noninterest bearing	971,435	890,898
Total Deposits	4,212,860	3,947,216

Federal funds purchased and securities sold under agreements to repurchase	128,368	167,724
Other borrowings, including certain amounts at fair value of $11,032 at September 30, 2014
and $11,292 at December 31, 2013	166,509	331,531
Trust preferred debentures	37,298	37,169
Other liabilities	55,273	61,460
Total Liabilities	$4,600,308	$4,545,100

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
14,830,002 at September 30, 2014; and 14,785,007 at December 31, 2013	1,483	1,479
Additional paid-in capital	348,992	346,096
Retained earnings	158,673	137,102
Accumulated other comprehensive loss	(16,810)	(25,119)
Treasury stock, at cost – 108,788 shares at September 30, 2014, and 105,449 shares
at December 31, 2013	(3,277)	(3,071)

Total Tompkins Financial Corporation Shareholders’ Equity	489,061	456,487
Noncontrolling interests	1,550	1,452
Total Equity	$490,611	$457,939
Total Liabilities and Equity	$5,090,919	$5,003,039

See notes to consolidated financial statements

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Nine Months Ended
(In thousands, except per share data) (Unaudited)	09/30/2014	09/30/2013	09/30/2014	09/30/2013
INTEREST AND DIVIDEND INCOME
Loans	$38,298	$38,048	$112,601	$112,027
Due from banks	0	1	2	9
Trading securities	102	147	321	472
Available-for-sale securities	7,718	7,830	23,637	23,222
Held-to-maturity securities	288	160	626	528
Federal Home Loan Bank stock and Federal Reserve Bank stock	212	193	616	538
Total Interest and Dividend Income	46,618	46,379	137,803	136,796
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	996	1,208	2,900	3,651
Other deposits	1,830	1,894	5,446	6,093
Federal funds purchased and securities sold under agreements to
repurchase	683	901	2,263	2,877
Trust preferred debentures	573	660	1,714	2,037
Other borrowings	961	1,243	3,362	3,634
Total Interest Expense	5,043	5,906	15,685	18,292
Net Interest Income	41,575	40,473	122,118	118,504
Less: (Credit) Provision for loan and lease losses	(59)	2,049	751	5,576
Net Interest Income After Provision for Loan and Lease Losses	41,634	38,424	121,367	112,928
NONINTEREST INCOME
Insurance commissions and fees	7,520	7,160	21,823	21,588
Investment services income	3,636	3,694	11,549	11,180
Service charges on deposit accounts	2,506	2,254	7,010	6,186
Card services income	1,936	1,735	5,968	5,163
Mark-to-market loss on trading securities	(87)	(87)	(181)	(472)
Mark-to-market gain on liabilities held at fair value	132	119	260	543
Other income	1,892	3,372	6,129	7,548
Gain on sale of available-for-sale securities	20	281	151	723
Total Noninterest Income	17,555	18,528	52,709	52,459
NONINTEREST EXPENSES
Salaries and wages	17,553	16,755	51,859	48,618
Pension and other employee benefits	4,941	5,606	15,964	17,014
Net occupancy expense of premises	2,969	2,850	9,296	8,865
Furniture and fixture expense	1,451	1,448	4,247	4,367
FDIC insurance	682	808	2,228	2,401
Amortization of intangible assets	518	544	1,570	1,648
Merger related expenses	0	0	0	228
Other operating expense	10,423	9,543	30,511	29,710
Total Noninterest Expenses	38,537	37,554	115,675	112,851
Income Before Income Tax Expense	20,652	19,398	58,401	52,536
Income Tax Expense	6,897	5,316	18,951	15,873
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	13,755	14,082	39,450	36,663
Less: Net income attributable to noncontrolling interests	33	33	98	98
Net Income Attributable to Tompkins Financial Corporation	$13,722	$14,049	$39,352	$36,565
Basic Earnings Per Share	$0.92	$0.96	$2.65	$2.51
Diluted Earnings Per Share	$0.92	$0.95	$2.64	$2.50

See notes to consolidated financial statements

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	September 30, 2014			September 30, 2014			September 30, 2013
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate

ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$579	$—	0.22%	$782	$2	0.34%	$2,261	$9	0.53%
Securities (4)
U.S. Government securities	1,310,291	7,286	2.21%	1,304,141	22,163	2.27%	1,334,735	21,269	2.13%
Trading securities	9,823	102	4.12%	10,327	321	4.16%	15,141	472	4.17%
State and municipal (5)	110,819	1,030	3.69%	96,992	3,157	4.35%	97,253	3,750	5.16%
Other securities (5)	4,259	32	2.98%	4,571	107	3.13%	7,996	210	3.51%
Total securities	1,435,192	8,450	2.34%	1,416,031	25,748	2.43%	1,455,125	25,701	2.36%
FHLBNY and FRB stock	19,252	212	4.37%	20,192	616	4.08%	22,051	538	3.26%

Total loans and leases, net of unearned income (5)(6)	3,240,837	38,765	4.74%	3,218,371	113,924	4.73%	3,025,846	113,440	5.01%
Total interest-earning assets	4,695,860	47,427	4.01%	4,655,376	140,290	4.03%	4,505,283	139,688	4.15%

Other assets	362,748			368,584			415,809

Total assets	5,058,608			5,023,960			4,921,092

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,252,622	1,066	0.19%	2,265,787	3,276	0.19%	2,224,540	3,816	0.23%
Time deposits	913,501	1,760	0.76%	901,283	5,070	0.75%	955,284	5,928	0.83%
Total interest-bearing deposits	3,166,123	2,826	0.35%	3,167,070	8,346	0.35%	3,179,824	9,744	0.41%

Federal funds purchased & securities sold under
agreements to repurchase	135,647	683	1.99%	147,775	2,263	2.05%	180,939	2,877	2.13%
Other borrowings	248,633	961	1.53%	258,578	3,362	1.74%	211,828	3,634	2.29%
Trust preferred debentures	37,270	573	6.10%	37,227	1,714	6.16%	43,160	2,037	6.31%
Total interest-bearing liabilities	3,587,673	5,043	0.56%	3,610,650	15,685	0.58%	3,615,751	18,292	0.68%

Noninterest bearing deposits	925,986			879,691			790,557
Accrued expenses and other liabilities	55,029			54,040			73,201
Total liabilities	4,568,688			4,544,381			4,479,509

Tompkins Financial Corporation Shareholders’ equity	488,386			478,078			440,082
Noncontrolling interest	1,534			1,501			1,501
Total equity	489,920			479,579			441,583

Total liabilities and equity	$5,058,608			$5,023,960			$4,921,092
Interest rate spread			3.45%			3.45%			3.47%
Net interest income/margin on earning assets		42,384	3.58%		124,605	3.58%		121,396	3.60%

Tax Equivalent Adjustment		(809)			(2,487)			(2,892)

Net interest income per consolidated financial statements		$41,575			$122,118			$118,504

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Sep-14	Jun-14	Mar-14	Dec-13	Sep-13	Dec-13
Period End Balance Sheet
Securities	$1,431,837	$1,420,226	$1,408,918	$1,384,782	$1,390,233	$1,384,782
Originated loans and leases, net of unearned income and deferred costs and fees (2)	2,674,971	2,610,289	2,555,522	2,527,244	2,420,695	2,527,244
Acquired loans and leases (3)	582,498	618,679	648,690	667,040	698,617	667,040
Allowance for loan and lease losses	27,786	27,517	28,014	27,970	26,408	27,970
Total assets	5,090,919	5,057,821	5,041,800	5,003,039	4,932,428	5,003,039
Total deposits	4,212,860	4,044,389	4,105,170	3,947,216	3,972,756	3,947,216
Federal funds purchased and securities sold under agreements to repurchase	128,368	144,796	158,794	167,724	162,117	167,724
Other borrowings	166,509	287,158	214,616	331,531	242,177	331,531
Trust preferred debentures	37,298	37,254	37,211	37,169	37,127	37,169
Shareholders' equity	490,611	489,237	473,822	457,939	444,276	457,939

Average Balance Sheet
Average earning assets	$4,695,860	$4,666,722	$4,602,517	$4,571,099	$4,533,603	$4,521,873
Average assets	5,058,608	5,030,395	4,982,033	4,950,476	4,897,678	4,928,499
Average interest-bearing liabilities	3,587,673	3,620,130	3,624,555	3,574,803	3,572,708	3,605,430
Average equity	489,920	480,063	468,515	449,445	434,482	443,565

Share data
Weighted average shares outstanding (basic)	14,711,709	14,709,881	14,644,548	14,589,120	14,515,053	14,477,617
Weighted average shares outstanding (diluted)	14,795,343	14,821,191	14,775,386	14,731,786	14,622,512	14,573,919
Period-end shares outstanding	14,794,092	14,853,439	14,829,007	14,749,097	14,692,671	14,749,097
Book value per share	$33.16	$32.94	$31.95	$31.05	$30.24	$31.05
Tangible book value per share (Non-GAAP)	$25.90	$25.68	$24.65	$23.70	$22.82	$23.70

Income Statement
Net interest income	$41,575	$40,516	$40,027	$42,624	$40,473	$161,129
(Credit) Provision for loan/lease losses	(59)	67	743	585	2,049	6,161
Noninterest income	17,555	17,720	17,434	17,439	18,528	69,898
Noninterest expense	38,537	38,928	38,210	40,251	37,554	153,102
Income tax expense	6,897	6,148	5,906	4,905	5,316	20,777
Net income attributable to Tompkins Financial Corporation	13,722	13,061	12,569	14,290	14,049	50,856
Noncontrolling interests	33	32	33	32	33	131
Basic earnings per share (9)	$0.92	$0.88	$0.85	$0.97	$0.96	$3.48
Diluted earnings per share (9)	$0.92	$0.87	$0.84	$0.96	$0.95	$3.46

Nonperforming Assets
Originated nonaccrual loans and leases	$16,319	$16,918	$26,974	$29,875	$33,881	$29,875
Acquired nonaccrual loans and leases	4,998	5,907	6,936	8,508	8,008	8,508
Originated loans and leases 90 days past due and accruing	395	543	339	607	1,217	607
Troubled debt restructurings not included above	3,800	3,327	1,266	45	46	45
Total nonperforming loans and leases	25,512	26,695	35,515	39,035	43,152	39,035
OREO (8)	6,533	6,795	5,351	4,253	6,264	4,253
Total nonperforming assets	$32,045	$33,490	$40,866	$43,288	$49,416	$43,288

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Sep-14		Jun-14		Mar-14		Dec-13		Sep-13		Dec-13
Loans and leases 30-89 days past due and
accruing (2)		$3,811		$5,221		$5,660		$5,762		$12,193		$5,762
Loans and leases 90 days past due and accruing (2)		395		543		339		607		1,217		607
Total originated loans and leases past due and accruing (2)		4,206		5,764		5,999		6,369		13,410		6,369

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)		$0		$0		$635		$0		$1,132		$0
Covered loans and leases 90 days or more past
due and accruing (3)(7)		1,149		904		1,135		2,416		2,980		2,416
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)		736		1,620		2,293		1,532		6,887		1,532
Non-covered loans and leases 90 days past
due and accruing (3)(7)		3,171		3,048		3,746		4,557		10,521		4,557
Total acquired loans and leases past due and accruing		5,056		5,572		7,809		8,505		21,520		8,505

Total loans and leases past due and accruing		$9,262		$11,336		$13,808		$14,874		$34,930		$14,874

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$26,752		$26,661		$26,700		$25,722		$24,853		$24,643
(Credit) Provision for loan and lease losses		(264)		(56)		511		(325)		1,499		1,000
Net loan and lease (recoveries) charge-offs		(697)		(147)		550		(1,303)		630		(1,057)
Allowance for loan and lease losses (originated		27,185		26,752		26,661		26,700		25,722		26,700
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$765		$1,353		$1,270		$686		$605		$0
Provision for loan and lease losses		205		123		232		910		549		5,161
Net loan and lease charge-offs		369		711		149		326		468		3,891
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		601		765		1,353		1270		686		1,270

Total allowance for loan and lease losses		$27,786		$27,517		$28,014		$27,970		$26,408		$27,970

Loan Classification - Originated Portfolio
Special Mention		$27,854		$35,484		$44,725		$42,365		$42,975		$42,365
Substandard		25,889		21,253		32,917		35,022		37,004		35,022
Loan Classification - Acquired Portfolio
Special Mention		7,605		12,124		14,936		17,322		23,939		17,322
Substandard		24,034		30,273		34,137		33,561		42,433		33,561
Loan Classifications - Total Portfolio
Special Mention		35,459		47,608		59,661		59,687		66,914		59,687
Substandard		49,923		51,526		67,054		68,583		79,437		68,583

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Sep-14	Jun-14	Mar-14	Dec-13	Sep-13	Dec-13
Nonperforming loans and leases/total loans and leases (7)	0.78%	0.83%	1.11%	1.22%	1.38%	1.22%
Nonperforming assets/total assets	0.63%	0.66%	0.81%	0.87%	1.00%	0.87%
Allowance for originated loan and lease losses/total originated loans and leases	1.02%	1.02%	1.04%	1.06%	1.06%	1.06%
Allowance/nonperforming loans and leases	108.91%	103.08%	78.88%	71.65%	61.20%	71.65%
Net loan and lease losses (recoveries) annualized/total average loans and leases	(0.04%)	0.07%	0.09%	(0.12%)	0.14%	0.09%

Capital Adequacy (period-end)
Tier 1 capital / average assets	8.85%	8.79%	8.68%	8.52%	8.37%	8.52%
Total capital / risk-weighted assets	13.92%	13.92%	13.67%	13.42%	13.32%	13.42%
Tangible common equity / tangible assets	7.69%	7.68%	7.38%	7.11%	6.92%	7.11%

Profitability
Return on average assets *	1.08%	1.04%	1.02%	1.15%	1.10%	1.03%
Return on average equity *	11.11%	10.91%	10.88%	12.62%	12.83%	11.47%
Net interest margin (TE) *	3.58%	3.55%	3.60%	3.78%	3.63%	3.65%
* Quarterly ratios have been annualized

Non-GAAP Disclosure
Reported noninterest income (GAAP)	$17,555	$17,720	$17,434	$17,439	$18,528	$69,898
Adjustments (pre-tax):
Gain on redemption of trust preferred	0	0	0	0	(1,410)	(1,410)
Gain on deposit conversion	0	0	0	(1,285)	0	(1,285)
Noninterest income (Non-GAAP)	17,555	17,720	17,434	16,154	17,118	68,613

Non-GAAP Disclosure
Reported net income (GAAP)	$13,722	$13,061	$12,569	$14,290	$14,049	$50,856
Adjustments (net of tax):
Merger related expenses	0	0	0	0	0	140
Gain on redemption of trust preferred	0	0	0	0	(846)	(846)
Gain on deposit conversion	0	0	0	(771)	0	(771)
Subtotal adjustments	0	0	0	(771)	(846)	(1,477)
Net operating income (Non-GAAP)	13,722	13,061	12,569	13,519	13,203	49,379
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.92	$0.87	$0.84	$0.91	$0.89	$3.36

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
Non-GAAP Disclosure	Quarter-Ended						Year-Ended
	Sep-14		Jun-14	Mar-14	Dec-13	Sep-13	Dec-13
Reported net income (GAAP)	$13,722		$13,061	$12,569	$14,290	$14,049	$50,856
Merger related expenses (net of tax)	0		0	0	0	0	140
Gain on redemption of trust preferred (net of tax)	0		0	0	0	(846)	(846)
Gain on deposit conversion	0		0	0	(771)	0	(771)
Net operating income (Non-GAAP)	13,722		13,061	12,569	13,519	13,203	49,379
Amortization of intangibles (net of tax)	311		315	316	329	327	1,318
Adjusted net operating income (Non-GAAP)	14,033		13,376	12,885	13,848	13,530	50,697

Average total shareholders' equity	$489,920		$480,063	$468,515	$449,445	$434,482	$443,565
Less: Average goodwill and intangibles	107,525		108,019	108,437	108,729	109,277	109,676
Average tangible shareholders' equity (Non-GAAP)	382,395		372,044	360,078	340,716	325,205	333,889

Adjusted operating return on shareholders' tangible equity (annualized) (Non-GAAP)	14.56%		14.42%	14.51%	16.13%	16.51%	15.18%

Non-GAAP Disclosure
Total shareholders' equity (GAAP)	$490,611		$489,237	$473,822	$457,939	$444,276	$457,939
Less: Goodwill and intangibles	107,449		107,728	108,250	108,438	108,981	108,438
Tangible shareholders' equity	383,162		381,509	365,572	349,501	335,295	349,501

Ending shares outstanding	14,794,092		14,853,439	14,829,007	14,749,097	14,692,671	14,749,097
Tangible book value per share (Non-GAAP)	$25.90		$25.68	$24.65	$23.70	$22.82	$23.70

Non-GAAP Disclosure	Year-to-date period ended
	Sep-14	Sep-13
Net income attributable to Tompkins Financial		$
Corporation	$39,352		$36,565
Adjustments (net of tax):
Merger related expenses	0		140
Gain on redemption of trust preferred securities	0		(846)
Subtotal adjustments	0		(706)
Net operating income (Non-GAAP)	$39,352		$35,859
Adjusted diluted earnings per share	$2.64		$2.45

(1) Federal Reserve peer ratio as of June 30, 2014, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) "Originated" equals loans and leases not included by definition in "acquired loans"
(3)"Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. "Covered Loans" are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2013.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8) Includes all other real estate owned, including those balances acquired through business combinations.
(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.